UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 7, 2007

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

888 Seventh Avenue
New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.         Other Events.

On February 7, 2007, Vornado Realty Trust issued a press release announcing that it had terminated its fully-financed, definitive proposal to acquire Equity Office Properties Trust (NYSE: EOP).

The foregoing should be read in conjunction with the copy of the press release issued by Vornado Realty Trust on February 7, 2007 which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.         Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibit.

	99.1	Press Release, dated February 7, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: February 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P.
(Registrant)

By:	VORNADO REALTY TRUST,
Sole General Partner

By:	/s/ Joseph Macnow
Name:	Joseph Macnow
Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: February 7, 2007

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